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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        August 12, 2008 (August 8, 2008)

                                 PSB GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Michigan                      000-50301                 42-1591104
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

           1800 East Twelve Mile Road, Madison Heights, Michigan 48071
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 548-2900

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On August 8, 2008, PSB Group, Inc. (the "Company") completed the sale in an offering exempt under Rule 506 of Regulation D under the Securities Act of 1933 of 172,531 shares of the Company's common stock to all Accredited Investors, as defined in Rule 501. The selling price for the shares was $7.00 per share. Of the approximate $1.2 million in proceeds of the offering, $800,000 will be used to infuse additional capital into the Company's subsidiary bank, Peoples State Bank, with the remaining funds retained at the holding company for working capital purposes.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PSB GROUP, INC.


Dated: August 12, 2008                  By: /s/ David A. Wilson
                                            ------------------------------------
                                            David A. Wilson
                                            Senior Vice President and
                                            Chief Financial Officer